 For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES FOURTH QUARTER AND FISCAL YEAR RESULTS

Fourth Quarter Revenue Grows 9% Year-over-Year

Revenue Increases in Each Segment

Full Year Connectivity Revenue Exceeds $100 Million

LITTLE ROCK, Ark. – May 17, 2016 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service company, today announced financial results for its fourth quarter and fiscal year ended March 31, 2016.

Fourth Quarter Financial Highlights

•
Revenue: Total revenue was $225 million, up 9% compared to the fourth quarter of last year driven by growth in each segment. Excluding an unfavorable currency impact of approximately $1 million, revenue was up 10%. US revenue of $205 million was up 11% year-over-year. International revenue of $20 million increased 2% on a constant currency basis.

•
Operating Income (Loss): GAAP operating loss from continuing operations improved to $8 million compared to a loss of $11 million in the prior year. Non-GAAP operating income from continuing operations declined 7% to approximately $20 million.

•
Earnings (Loss) per Share: GAAP loss per share from continuing operations was $0.02 compared to a loss per share of $0.12 in the prior year. Non-GAAP diluted earnings per share from continuing operations were $0.18, up from $0.17 a year ago.

•	Operating Cash Flow: Operating cash flow from continuing operations was $43 million, up 47% from $29 million last year.
•	Free Cash Flow to Equity: Free cash flow to equity was $17 million, up from $2 million in the prior year.

Fiscal Year Financial Highlights

•
Revenue: Total revenue was $850 million, up 6% compared to fiscal 2015. Excluding an unfavorable currency impact of approximately $8 million, revenue was up 7%. US revenue of $770 million increased 9% year-over-year. International revenue of $80 million was down 8% on a constant currency basis. Connectivity revenue of $102 million increased 86% year-over-year.

•
Operating Income (Loss): GAAP operating loss from continuing operations improved to $13 million compared to a loss of $33 million in the prior year. Non-GAAP operating income from continuing operations improved 16% to approximately $76 million.

•
Earnings (Loss) per Share: GAAP loss per share from continuing operations was $0.11 compared to a loss per share of $0.34 in the prior year. Non-GAAP diluted earnings per share from continuing operations were $0.59, up from $0.49 a year ago.

Fourth Quarter Segment Results

Marketing Services

•	Revenue was $113 million, up 3% compared to the fourth quarter of last year. US revenue of $104 million was up 4% year-over-year.
•	Gross margin improved from 33% to 35%.
•	Operating income was $19 million, up 7% compared to the prior year.

Audience Solutions

•	Revenue was $80 million, up 4% compared to the prior year period. US revenue of $71 million was up 6% year-over-year.
•	Gross margin improved from 55% to 58%.
•	Operating income was $30 million, down 3% compared to the prior year.

Connectivity

•	Revenue was $31 million, up 62% compared to the fourth quarter of last year. Connectivity exited the quarter with an $110 million annualized revenue run-rate.
•	Gross margin improved from 43% to 63%.
•	Operating loss improved by $6 million to nearly break-even.

A detailed discussion of our non-GAAP financial measures is included at the bottom of this release, and a reconciliation between GAAP and non-GAAP results is attached.

"Our strong fourth quarter performance capped off a year of solid execution across each of our businesses," said Acxiom CEO Scott Howe. "In fiscal 2016, we extended our leadership in data connectivity with the launch of LiveRamp Customer Link™ and expansion of data onboarding to the UK and France. At the same time, Marketing Services and Audience Solutions had a number of key customer and partner wins. We enter fiscal 2017 from a position of strength, propelled by our recent progress and momentum."

Recent Business Highlights

•
LiveRamp™ launched its data onboarding service in the United Kingdom and France to meet rapidly growing demand from clients and partners. Global and local brands can now use LiveRamp to activate offline first and third-party data across their marketing stack.

•
Connectivity added more than 15 new customers during the quarter and added over 40 new partner integrations. Marketers can now onboard and activate their data across a growing network of more than 300 marketing platforms and data providers.

•
Marketing Services announced the Acxiom Marketing Analytics Environment™, a privacy-safe, closed-loop marketing analytics solution that allows clients to quickly leverage the power of data science and analytics to drive improved customer experiences and higher return on investment.

•
Acxiom was awarded the prestigious Innovation Partner Award by Citigroup Inc. in recognition of its high level of service and performance. Acxiom was among five companies recognized at this year's Citi Supplier Awards event.

•
Debora Beachner Tomlin was named to the Acxiom Board of Directors. Ms. Tomlin is a proven and respected marketing executive with a deep understanding of the value of data-driven marketing. She currently serves as chief marketing and distribution officer for CSAA Insurance Group. Prior to CSAA, Ms. Tomlin held several senior leadership positions at Capital One Bank.

•
Acxiom repurchased 731,000 shares for approximately $15 million during the quarter. Since inception of the share repurchase program in August 2011, Acxiom has repurchased 15.5 million shares for $255 million.

Financial Outlook
Acxiom's guidance excludes the impact of non-cash compensation, purchased intangible asset amortization, restructuring charges and separation and transformation costs.
For fiscal 2017, Acxiom expects to report:
•	Revenue in the range of $870 million to $890 million

•	Non-GAAP diluted earnings per share in the range of $0.55 to slightly higher

Conference Call

Acxiom will hold a conference call at 4:00 p.m. CT today to further discuss this information. Interested parties are invited to listen to the call which will be broadcast via the Internet at investors.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 45 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our 7,000+ global clients. For more information about Acxiom, visit Acxiom.com.
Non-GAAP Financial Measures
The Company's press release includes (i) non-GAAP earnings from operations and non-GAAP earnings per share, both excluding items, and (ii) free cash flow available to equity, which is also a non-GAAP measure. Non-GAAP earnings from operations and non-GAAP earnings per share excluding items represent loss from the Company's continuing operations less expenses related to gains, losses and other items, impairment of goodwill and other assets, separation and transformation expenses recorded in general and administrative expense, purchased intangible asset and accelerated software amortization recorded in cost of revenue, non-cash stock compensation recorded in both cost of revenue and operating expenses, and accelerated amortization recorded in cost of revenue.  The Company's management believes that these non-GAAP measures are meaningful since they represent the recurring income from the Company's continuing operations before excluded unusual items, which are not indicative of the Company's ordinary course of operations, and before purchased intangible asset amortization and non-cash stock compensation, which are recurring non-cash expenses.  Management also believes these measures are useful in comparison to other companies who report similar measures.  The non-GAAP measures are reconciled to the corresponding GAAP measures of income (loss) from operations and earnings (loss) per share in schedules to the press release.
Free cash flow available to equity is defined as operating cash flow less cash used by investing activities (excluding the impact of cash paid in acquisitions), less required payments of debt, and excluding the impact of discontinued operations. The Company's management believes that this measure of free cash flow available to equity is meaningful since it represents the amount of money available from continuing operations for the Company's discretionary spending after funding all required obligations including scheduled debt payments, and it therefore provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes. Free cash flow available to equity is reconciled to operating cash flow, the nearest comparable GAAP measure, in a schedule to the press release.

Adjusted EBITDA is defined as net income or loss from continuing operations before other expense, income taxes, depreciation and amortization, equity in net income of affiliates, restructuring charges, goodwill and intangible asset impairment charges, stock-based compensation expense, gains, losses and other items, impairment of goodwill and other assets, separation and transformation expenses recorded in general and administrative expense, purchased intangible asset and accelerated software amortization recorded in cost of revenue, non-cash stock compensation recorded in both cost of revenue and operating expenses, and accelerated amortization recorded in cost of revenue. We use Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments and to compare our results to those of our competitors. The Company believes that its inclusion of Adjusted EBITDA provides useful supplementary information to and facilitates analysis by investors in evaluating the Company's performance and trends. Adjusted EBITDA is reconciled to Net loss from continuing operations, the nearest comparable GAAP measure, in a schedule attached to the press release.
The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as substitutes for measures of financial performance or liquidity prepared in accordance with GAAP.
Forward-Looking Statements
This release and today's conference call contains forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the divisions may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our current and periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption "Item 1A. RISK FACTORS" in our Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the Securities and Exchange Commission on May 27, 2015.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.
We undertake no obligation to update the information contained in this press release or any other forward-looking statement.
Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended March 31,

			$	%
	2016	2015	Variance	Variance

Revenues	224,655	205,734	18,921	9.2%

Cost of revenue	123,626	127,708	(4,082)	(3.2%)
Gross profit	101,029	78,026	23,003	29.5%
% Gross margin	45.0%	37.9%

Operating expenses:
Research and development	16,758	19,080	(2,322)	(12.2%)
Sales and marketing	45,842	31,084	14,758	47.5%
General and administrative	35,330	27,469	7,861	28.6%
Impairment of goodwill and other	6,100	-	6,100	-
Gains, losses and other items, net	4,763	11,258	(6,495)	(57.7%)
Total operating expenses	108,793	88,891	19,902	22.4%

Loss from operations	(7,764)	(10,865)	3,101	28.5%
% Margin	-3.5%	-5.3%
Other expense:
Interest expense	(1,880)	(1,898)	18	0.9%
Other, net	(214)	(757)	543	71.7%
Total other expense	(2,094)	(2,655)	561	21.1%

Loss from continuing operations before income taxes	(9,858)	(13,520)	3,662	27.1%

Income taxes	(8,176)	(4,483)	(3,693)	(82.4%)

Net loss from continuing operations	(1,682)	(9,037)	7,355	81.4%

Earnings from discontinued operations, net of tax	111	2,998	(2,887)	(96.3%)

Net loss	(1,571)	(6,039)	4,468	74.0%

Basic earnings (loss) per share:
Continuing operations	(0.02)	(0.12)	0.09	81.2%
Discontinued operations	0.00	0.04	(0.04)	(96.3%)
Net loss	(0.02)	(0.08)	0.06	73.8%

Diluted earnings (loss) per share:
Continuing operations	(0.02)	(0.12)	0.09	81.2%
Discontinued operations	0.00	0.04	(0.04)	(96.3%)
Net loss	(0.02)	(0.08)	0.06	73.8%

Basic shares	76,753	77,427
FDWA shares	78,386	79,027

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Twelve Months Ended March 31,

			$	%
	2016	2015	Variance	Variance

Revenues	850,088	804,911	45,177	5.6%

Cost of revenue	488,382	494,037	(5,655)	(1.1%)
Gross profit	361,706	310,874	50,832	16.4%
% Gross margin	42.5%	38.6%

Operating expenses:
Research and development	74,247	74,201	46	0.1%
Sales and marketing	146,176	116,494	29,682	25.5%
General and administrative	135,385	130,263	5,122	3.9%
Impairment of goodwill and other	6,829	-	6,829	-
Gains, losses and other items, net	12,132	22,600	(10,468)	(46.3%)
Total operating expenses	374,769	343,558	31,211	9.1%

Loss from operations	(13,063)	(32,684)	19,621	60.0%
% Margin	-1.5%	-4.1%
Other income (expense):
Interest expense	(7,669)	(7,672)	3	0.0%
Other, net	452	(991)	1,443	145.6%
Total other expense	(7,217)	(8,663)	1,446	16.7%

Loss from continuing operations before income taxes	(20,280)	(41,347)	21,067	51.0%

Income taxes	(11,632)	(14,805)	3,173	21.4%

Net loss from continuing operations	(8,648)	(26,542)	17,894	67.4%

Earnings from discontinued operations, net of tax	15,351	15,511	(160)	(1.0%)

Net earnings (loss)	6,703	(11,031)	17,734	160.8%

Basic earnings (loss) per share:
Continuing operations	(0.11)	(0.34)	0.23	67.6%
Discontinued operations	0.20	0.20	(0.00)	(1.7%)
Net earnings (loss)	0.09	(0.14)	0.23	160.4%

Diluted earnings (loss) per share:
Continuing operations	(0.11)	(0.34)	0.23	67.6%
Discontinued operations	0.20	0.20	(0.00)	(1.7%)
Net earnings (loss)	0.09	(0.14)	0.23	160.4%

Basic shares	77,616	77,106
FDWA shares	79,099	78,494

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)
	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2016	2015	2016	2015

Loss from continuing operations before income taxes	(9,858)	(13,520)	(20,280)	(41,347)

Income taxes	(8,176)	(4,483)	(11,632)	(14,805)

Net loss from continuing operations	(1,682)	(9,037)	(8,648)	(26,542)

Earnings from discontinued operations, net of tax	111	2,998	15,351	15,511

Net earnings (loss)	(1,571)	(6,039)	6,703	(11,031)

Earnings (loss) per share:

Basic	(0.02)	(0.08)	0.09	(0.14)

Diluted	(0.02)	(0.08)	0.09	(0.14)

Excluded items:
Purchased intangible asset amortization (cost of revenue)	4,204	3,781	15,466	11,454
Non-cash stock compensation (cost of revenue and operating expenses)	7,934	8,216	31,463	28,316
Impairment of goodwill and other	6,100	-	6,829	-
Restructuring charges and other adjustments (gains, losses, and other)	4,763	11,258	12,132	22,600
Separation and transformation costs (general and administrative)	4,686	5,023	20,826	31,269
Accelerated amortization (cost of revenue)	252	4,316	1,850	4,316

Total excluded items, continuing operations	27,939	32,594	88,566	97,955

Earnings from continuing operations before income taxes
and excluding items	18,081	19,074	68,286	56,608

Income taxes	4,262	5,324	21,456	18,353

Non-GAAP net earnings	13,819	13,750	46,830	38,255

Non-GAAP earnings per share:

Basic	0.18	0.18	0.60	0.50

Diluted	0.18	0.17	0.59	0.49

Basic weighted average shares	76,753	77,427	77,616	77,106

Diluted weighted average shares	78,386	79,027	79,099	78,494

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)
	For the Three Months Ended

	March 31,	March 31,
	2016	2015

Basic loss per share from continuing operations:
Numerator - net loss	(1,682)	(9,037)

Denominator - weighted-average shares outstanding	76,753	77,427
Basic loss per share	(0.02)	(0.12)

Diluted loss per share from continuing operations:
Numerator - net loss	(1,682)	(9,037)

Denominator - weighted-average shares outstanding	76,753	77,427
Diluted loss per share	(0.02)	(0.12)

Basic earnings per share from discontinued operations:
Numerator - net earnings	111	2,998

Denominator - weighted-average shares outstanding	76,753	77,427
Basic earnings per share	0.00	0.04

Diluted earnings per share from discontinued operations:
Numerator - net earnings	111	2,998

Denominator - weighted-average shares outstanding	76,753	77,427

Diluted earnings per share	0.00	0.04

Basic loss per share:
Numerator - net loss	(1,571)	(6,039)

Denominator - weighted-average shares outstanding	76,753	77,427
Basic loss per share	(0.02)	(0.08)

Diluted loss per share:
Numerator - net loss	(1,571)	(6,039)

Denominator - weighted-average shares outstanding	76,753	77,427

Diluted loss per share	(0.02)	(0.08)

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)
	For the Twelve Months Ended

	March 31,	March 31,
	2016	2015

Basic loss per share from continuing operations:
Numerator - net loss	(8,648)	(26,542)

Denominator - weighted-average shares outstanding	77,616	77,106
Basic loss per share	(0.11)	(0.34)

Diluted loss per share from continuing operations:
Numerator - net loss	(8,648)	(26,542)

Denominator - weighted-average shares outstanding	77,616	77,106
Diluted loss per share	(0.11)	(0.34)

Basic earnings per share from discontinued operations:
Numerator - net earnings	15,351	15,511

Denominator - weighted-average shares outstanding	77,616	77,106
Basic earnings per share	0.20	0.20

Diluted earnings per share from discontinued operations:
Numerator - net earnings	15,351	15,511

Denominator - weighted-average shares outstanding	77,616	77,106
Diluted earnings per share	0.20	0.20

Basic loss per share:
Numerator - net earnings (loss)	6,703	(11,031)

Denominator - weighted-average shares outstanding	77,616	77,106
Diluted earnings (loss) per share	0.09	(0.14)

Diluted loss per share:
Numerator - net earnings (loss)	6,703	(11,031)

Denominator - weighted-average shares outstanding	77,616	77,106
Diluted earnings (loss) per share	0.09	(0.14)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
	For the Three Months Ended March 31,

			$	%
	2016	2015	Variance	Variance

Revenues
Marketing Services	113,342	109,662	3,680	3.4%
Audience Solutions	80,128	76,816	3,312	4.3%
Connectivity	31,185	19,256	11,929	61.9%
Total operating segment revenues	224,655	205,734	18,921	9.2%

Gross profit
Marketing Services	40,117	36,120	3,997	11.1%
Audience Solutions	46,457	42,141	4,316	10.2%
Connectivity	19,617	8,234	11,383	138.2%
Total operating segment gross profit	106,191	86,495	19,696	22.8%

Gross profit margin %
Marketing Services	35.4%	32.9%
Audience Solutions	58.0%	54.9%
Connectivity	62.9%	42.8%
Total operating segment gross margin	47.3%	42.0%

Income (loss) from operations
Marketing Services	19,301	17,984	1,317	7.3%
Audience Solutions	29,598	30,594	(996)	(3.3%)
Connectivity	(424)	(6,026)	5,602	93.0%
Total operating segment income from operations	48,475	42,552	5,923	13.9%

Operating income (loss) margin %
Marketing Services	17.0%	16.4%
Audience Solutions	36.9%	39.8%
Connectivity	(1.4%)	(31.3%)
Total operating segment operating margin	21.6%	20.7%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
	For the Twelve Months Ended March 31,

			$	%
	2016	2015	Variance	Variance

Revenues
Marketing Services	449,772	446,103	3,669	0.8%
Audience Solutions	297,846	303,836	(5,990)	(2.0%)
Connectivity	102,470	54,972	47,498	86.4%
Total operating segment revenues	850,088	804,911	45,177	5.6%

Gross profit
Marketing Services	152,258	156,395	(4,137)	(2.6%)
Audience Solutions	167,715	158,386	9,329	5.9%
Connectivity	61,199	13,322	47,877	359.4%
Total operating segment gross profit	381,172	328,103	53,069	16.2%

Gross profit margin %
Marketing Services	33.9%	35.1%
Audience Solutions	56.3%	52.1%
Connectivity	59.7%	24.2%
Total operating segment gross margin	44.8%	40.8%

Income (loss) from operations
Marketing Services	74,371	81,247	(6,876)	(8.5%)
Audience Solutions	109,598	115,078	(5,480)	(4.8%)
Connectivity	(3,298)	(40,069)	36,771	91.8%
Total operating segment income from operations	180,671	156,256	24,415	15.6%

Operating income (loss) margin %
Marketing Services	16.5%	18.2%
Audience Solutions	36.8%	37.9%
Connectivity	(3.2%)	(72.9%)
Total operating segment operating margin	21.3%	19.4%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF SEGMENT RESULTS
(Unaudited)
(Dollars in thousands)
	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,

	2016	2015	2016	2015

Total operating segment gross profit	106,191	86,495	381,172	328,103

Less:
Purchased intangible asset amortization	4,204	3,781	15,466	11,454
Non-cash stock compensation	706	372	2,150	1,459
Accelerated amortization	252	4,316	1,850	4,316

Gross profit	101,029	78,026	361,706	310,874

Total operating segment income from operations	48,475	42,552	180,671	156,256

Less:
Corporate expenses	28,300	20,823	105,168	90,985
Purchased intangible asset amortization	4,204	3,781	15,466	11,454
Non-cash stock compensation	7,934	8,216	31,463	28,316
Impairment of goodwill and other	6,100	-	6,829	-
Restructuring charges and other adjustments	4,763	11,258	12,132	22,600
Separation and transformation costs	4,686	5,023	20,826	31,269
Accelerated amortization	252	4,316	1,850	4,316

Loss from operations	(7,764)	(10,865)	(13,063)	(32,684)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)
	March 31,	March 31,	$	%
	2016	2015	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	189,629	141,010	48,619	34.5%
Trade accounts receivable, net	138,650	126,896	11,754	9.3%
Refundable income taxes	9,834	5,239	4,595	87.7%
Restricted cash held in escrow	-	31,000	(31,000)	(100.0%)
Other current assets	37,897	34,975	2,922	8.4%
Assets of discontinued operations	-	172,284	(172,284)	(100.0%)

Total current assets	376,010	511,404	(135,394)	(26.5%)

Property and equipment	528,675	505,721	22,954	4.5%
Less - accumulated depreciation and amortization	345,632	329,467	16,165	4.9%

Property and equipment, net	183,043	176,254	6,789	3.9%

Software, net of accumulated amortization	55,735	68,962	(13,227)	(19.2%)
Goodwill	492,745	497,362	(4,617)	(0.9%)
Purchased software licenses, net of accumulated amortization	10,116	9,551	565	5.9%
Deferred income taxes	6,885	381	6,504	1707.1%
Other assets, net	25,315	30,173	(4,858)	(16.1%)

	1,149,849	1,294,087	(144,238)	(11.1%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	32,243	32,232	11	0.0%
Trade accounts payable	37,717	30,094	7,623	25.3%
Accrued payroll and related expenses	61,309	36,659	24,650	67.2%
Other accrued expenses	48,254	62,754	(14,500)	(23.1%)
Acquisition escrow payable	-	31,000	(31,000)	(100.0%)
Deferred revenue	44,477	33,620	10,857	32.3%
Liabilities of discontinued operations	-	57,433	(57,433)	(100.0%)

Total current liabilities	224,000	283,792	(59,792)	(21.1%)

Long-term debt	157,897	244,753	(86,856)	(35.5%)

Deferred income taxes	53,964	55,440	(1,476)	(2.7%)

Other liabilities	15,020	6,845	8,175	119.4%

Stockholders' equity:
Common stock	13,039	12,794	245	1.9%
Additional paid-in capital	1,082,220	1,034,526	47,694	4.6%
Retained earnings	598,501	591,798	6,703	1.1%
Accumulated other comprehensive income	8,590	9,413	(823)	(8.7%)
Treasury stock, at cost	(1,003,382)	(945,274)	(58,108)	(6.1%)
Total stockholders' equity	698,968	703,257	(4,289)	(0.6%)

	1,149,849	1,294,087	(144,238)	(11.1%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)
	For the Three Months Ended
	March 31,

	2016	2015
Cash flows from operating activities:
Net loss	(1,571)	(6,039)
Earnings from discontinued operations, net of tax	(111)	(2,998)
Non-cash operating activities:
Depreciation and amortization	22,242	25,760
Loss on disposal or impairment of assets	-	1,975
Impairment of goodwill and other	6,100	-
Deferred income taxes	(4,266)	(2,945)
Non-cash stock compensation expense	7,934	8,216
Changes in operating assets and liabilities:
Accounts receivable	2,224	(5,829)
Other assets	(13,531)	11,774
Accounts payable and other liabilities	22,370	(1,450)
Deferred revenue	1,879	908
Net cash provided by operating activities	43,270	29,372
Cash flows from investing activities:
Capitalized software	(4,520)	(3,602)
Capital expenditures	(13,601)	(14,600)
Data acquisition costs	(418)	(374)
Net cash used in investing activities	(18,539)	(18,576)
Cash flows from financing activities:
Payments of debt	(8,048)	(8,347)
Sale of common stock, net of stock acquired for withholding taxes	4,074	5,846
Excess tax benefits from share-based compensation	1,529	4,645
Acquisition of treasury stock	(15,229)	-
Net cash used in financing activities	(17,674)	2,144
Cash flows from discontinued operations:
From operating activities	(3,954)	5,080
From investing activities	-	(3,004)
From financing activities	-	(259)
Net cash provided by (used in) discontinued operations	(3,954)	1,817
Effect of exchange rate changes on cash	136	(638)

Net change in cash and cash equivalents	3,239	14,119
Cash and cash equivalents at beginning of period	186,390	126,891
Cash and cash equivalents at end of period	189,629	141,010

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	1,925	2,473
Income taxes	96	(4,383)
Payments on capital leases and installment payment arrangements	-	574
Other debt payments, excluding line of credit	8,048	8,032

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)
	For the Twelve Months Ended
	March 31,

	2016	2015

Cash flows from operating activities:
Net earnings (loss)	6,703	(11,031)
Earnings from discontinued operations, net of tax	(15,351)	(15,511)
Non-cash operating activities:
Depreciation and amortization	85,463	80,447
Loss on disposal or impairment of assets	232	1,700
Impairment of goodwill and other	6,829	-
Deferred income taxes	(9,122)	(4,965)
Non-cash stock compensation expense	31,463	28,316
Changes in operating assets and liabilities:
Accounts receivable	(13,014)	3,744
Other assets	(16,174)	12,867
Accounts payable and other liabilities	25,529	(28,129)
Deferred revenue	11,084	(6,307)
Net cash provided by operating activities	113,642	61,131
Cash flows from investing activities:
Capitalized software	(14,880)	(18,587)
Capital expenditures	(47,423)	(56,952)
Data acquisition costs	(1,553)	(1,871)
Net cash paid in acquisitions	(5,386)	(265,672)
Net cash used in investing activities	(69,242)	(343,082)
Cash flows from financing activities:
Payments of debt	(87,231)	(26,601)
Sale of common stock, net of stock acquired for withholding taxes	10,417	5,039
Excess tax benefits from share-based compensation	3,551	4,645
Acquisition of treasury stock	(52,764)	(9,868)
Net cash used in financing activities	(126,027)	(26,785)
Cash flows from discontinued operations:
From operating activities	6,323	43,853
From investing activities	124,506	(9,254)
From financing activities	(206)	(1,820)
Net cash provided by discontinued operations	130,623	32,779
Effect of exchange rate changes on cash	(377)	(1,619)

Net change in cash and cash equivalents	48,619	(277,576)
Cash and cash equivalents at beginning of period	141,010	418,586
Cash and cash equivalents at end of period	189,629	141,010

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	8,145	8,673
Income taxes	6,100	(3,845)
Payments on capital leases and installment payment arrangements	269	3,823
Other debt payments, excluding line of credit	32,168	24,598
Prepayment of debt	55,000	-

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	03/31/16	YTD FY2016

Net cash provided by operating activities - continuing operations	(15,456)	14,325	32,890	29,372	61,131	11,997	21,357	37,018	43,270	113,642

Less:
Capitalized software	(4,969)	(5,608)	(4,408)	(3,602)	(18,587)	(2,797)	(3,936)	(3,627)	(4,520)	(14,880)
Capital expenditures	(16,778)	(15,362)	(10,212)	(14,600)	(56,952)	(12,876)	(10,244)	(10,702)	(13,601)	(47,423)
Data acquisition costs	(635)	(468)	(394)	(374)	(1,871)	(430)	(281)	(424)	(418)	(1,553)
Payments on capital leases and installment payment arrangements	(650)	(567)	(471)	(315)	(2,003)	(63)	-	-	-	(63)
Other required debt payments	(4,267)	(4,272)	(8,027)	(8,032)	(24,598)	(8,036)	(8,039)	(8,045)	(8,048)	(32,168)

Total	(42,755)	(11,952)	9,378	2,449	(42,880)	(12,205)	(1,143)	14,220	16,683	17,555

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-GAAP
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

											Q4 FY16 to Q4 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	03/31/16	YTD FY2016%		$
Revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	221,193	224,655	850,088	9.2%	18,921

Cost of revenue	115,564	124,958	125,807	127,708	494,037	117,709	121,312	125,735	123,626	488,382	-3.2%	(4,082)
Gross profit	71,119	79,290	82,439	78,026	310,874	79,186	86,033	95,458	101,029	361,706	29.5%	23,003
% Gross margin	38.1%	38.8%	39.6%	37.9%	38.6%	40.2%	41.5%	43.2%	45.0%	42.5%

Operating expenses
Research and development	16,350	19,798	18,973	19,080	74,201	20,011	19,078	18,400	16,758	74,247	-12.2%	(2,322)
Sales and marketing	26,265	28,591	30,554	31,084	116,494	29,494	34,259	36,581	45,842	146,176	47.5%	14,758
General and administrative	34,462	36,511	31,821	27,469	130,263	31,743	31,519	36,793	35,330	135,385	28.6%	7,861
Impairment of goodwill and other	-	-	-	-	-	-	729	-	6,100	6,829	-	6,100
Gains, losses and other items, net	7,128	833	3,381	11,258	22,600	807	2,504	4,058	4,763	12,132	-57.7%	(6,495)
Total operating expenses	84,205	85,733	84,729	88,891	343,558	82,055	88,089	95,832	108,793	374,769	22.4%	19,902

Loss from operations	(13,086)	(6,443)	(2,290)	(10,865)	(32,684)	(2,869)	(2,056)	(374)	(7,764)	(13,063)	28.5%	3,101
% Margin	-7.0%	-3.2%	-1.1%	-5.3%	-4.1%	-1.5%	-1.0%	-0.2%	-3.5%	-1.5%
Other income (expense)
Interest expense	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	(1,956)	(1,948)	(1,880)	(7,669)	0.9%	18
Other, net	(106)	(163)	35	(757)	(991)	304	59	303	(214)	452	71.7%	543
Total other expense	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	(1,897)	(1,645)	(2,094)	(7,217)	21.1%	561

Loss from continuing operations before income taxes	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	(3,953)	(2,019)	(9,858)	(20,280)	27.1%	3,662
Income taxes	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	(2,608)	(1,580)	(8,176)	(11,632)	-82.4%	(3,693)

Net earnings (loss) from continuing operations	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	(1,345)	(439)	(1,682)	(8,648)	81.4%	7,355

Earnings (loss) from discontinued operations, net of tax	3,137	5,557	3,819	2,998	15,511	4,143	12,068	(971)	111	15,351	-96.3%	(2,887)

Net earnings (loss)	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	10,723	(1,410)	(1,571)	6,703	74.0%	4,468

Diluted earnings (loss) per share	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	(0.02)	(0.02)	0.09	73.8%	0.06

Diluted earnings (loss) per share continuing operations	(0.14)	(0.09)	0.00	(0.12)	(0.34)	(0.07)	(0.02)	(0.01)	(0.02)	(0.11)	81.2%	0.09

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-NON GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)
											Q4 FY16 to Q4 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	03/31/16	YTD FY2016%		$
Revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	221,193	224,655	850,088	9.2%	18,921

Cost of revenue	115,197	120,771	121,601	119,239	476,808	112,084	117,131	121,237	118,464	468,916	-0.7%	(775)
Gross profit	71,486	83,477	86,645	86,495	328,103	84,811	90,214	99,956	106,191	381,172	22.8%	19,696
% Gross margin	38.3%	40.9%	41.6%	42.0%	40.8%	43.1%	43.5%	45.2%	47.3%	44.8%

Operating expenses
Research and development	15,911	16,529	15,559	15,956	63,955	16,384	15,400	15,647	14,716	62,147	-7.8%	(1,240)
Sales and marketing	25,619	26,789	28,498	28,915	109,821	28,170	32,945	34,664	43,792	139,571	51.4%	14,877
General and administrative	21,388	25,926	21,847	19,895	89,056	25,586	23,402	27,455	27,508	103,951	38.3%	7,613
Gains, losses and other items, net	-	-	-	-	-	-	-	-	-	-	-	-
Total operating expenses	62,918	69,244	65,904	64,766	262,832	70,140	71,747	77,766	86,016	305,669	32.8%	21,250

Income from operations	8,568	14,233	20,741	21,729	65,271	14,671	18,467	22,190	20,176	75,503	-7.1%	(1,553)
% Margin	4.6%	7.0%	10.0%	10.6%	8.1%	7.5%	8.9%	10.0%	9.0%	8.9%
Other income (expense)
Interest expense	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	(1,956)	(1,948)	(1,880)	(7,669)	0.9%	18
Other, net	(106)	(163)	35	(757)	(991)	304	59	303	(214)	452	71.7%	543
Total other expense	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	(1,897)	(1,645)	(2,094)	(7,217)	21.1%	561

Earnings from continuing operations before income taxes	6,514	12,249	18,771	19,074	56,608	13,090	16,570	20,545	18,082	68,286	-5.2%	(992)
Income taxes	2,517	4,757	5,755	5,324	18,353	5,632	5,163	6,399	4,262	21,456	-19.9%	(1,062)

Net earnings from continuing operations	3,997	7,492	13,016	13,750	38,255	7,458	11,407	14,146	13,820	46,830	0.5%	70

Earnings from discontinued operations, net of tax	-	-	-	-	-	-	-	-	-	-	-	-

Net earnings	3,997	7,492	13,016	13,750	38,255	7,458	11,407	14,146	13,820	46,830	0.5%	70

Diluted earnings per share	0.05	0.10	0.17	0.17	0.49	0.09	0.14	0.18	0.18	0.59	5.9%	0.01

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15	09/30/15	12/31/15	03/31/16	YTD FY2016

Loss from continuing operations before income taxes	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	(3,953)	(2,019)	(9,858)	(20,280)

Income taxes	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	(2,608)	(1,580)	(8,176)	(11,632)

Net earnings (loss) from continuing operations	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	(1,345)	(439)	(1,682)	(8,648)

Earnings (loss) from discontinued operations, net of tax	3,137	5,557	3,819	2,998	15,511	4,143	12,068	(971)	111	15,351

Net earnings (loss)	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	10,723	(1,410)	(1,571)	6,703

Earnings (loss) per share:

Basic	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	(0.02)	(0.02)	0.09

Diluted	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	0.14	(0.02)	(0.02)	0.09

Unusual items:
Purchased intangible asset amortization (cost of revenue)	63	3,827	3,783	3,781	11,454	3,754	3,754	3,754	4,204	15,466
Non-cash stock compensation (cost of revenue and operating expenses)	3,925	7,725	8,450	8,216	28,316	8,123	7,360	8,046	7,934	31,463
Impairment of goodwill and other	-	-	-	-	-	-	729	-	6,100	6,829
Restructuring charges and other adjustments (gains, losses, and other)	7,128	833	3,381	11,258	22,600	807	2,504	4,058	4,763	12,132
Separation and transformation costs (general and administrative)	10,538	8,291	7,417	5,023	31,269	3,414	6,098	6,628	4,686	20,826
Accelerated amortization (cost of revenue)	-	-	-	4,316	4,316	1,442	78	78	252	1,850

Total unusual items, continuing operations	21,654	20,676	23,031	32,594	97,955	17,540	20,523	22,564	27,939	88,566

Earnings from continuing operations before income taxes
and excluding unusual items	6,514	12,249	18,771	19,074	56,608	13,090	16,570	20,545	18,081	68,286

Income taxes	2,517	4,757	5,755	5,324	18,353	5,632	5,163	6,399	4,262	21,456

Non-GAAP net earnings	3,997	7,492	13,016	13,750	38,255	7,458	11,407	14,146	13,819	46,830

Non-GAAP earnings per share:

Basic	0.05	0.10	0.17	0.18	0.50	0.10	0.15	0.18	0.18	0.60

Diluted	0.05	0.10	0.17	0.17	0.49	0.09	0.14	0.18	0.18	0.59

Basic weighted average shares	76,833	77,123	77,039	77,427	77,106	77,918	77,960	77,831	76,753	77,616

Diluted weighted average shares	78,341	78,307	78,302	79,027	78,494	79,352	79,310	79,346	78,386	79,099

Some earnings (loss) per share amounts may not add due to rounding

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
											Q4 FY16 to Q4 FY15
	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015	06/30/15	09/30/15	12/31/15	03/31/16	YTD FY2016%		$

Revenues:
Marketing services	109,288	112,750	114,403	109,662	446,103	107,726	112,979	115,725	113,342	449,772	3.4%	3,680
Audience Solutions	73,061	78,026	75,933	76,816	303,836	68,550	72,122	77,046	80,128	297,846	4.3%	3,312
Connectivity	4,334	13,472	17,910	19,256	54,972	20,619	22,244	28,422	31,185	102,470	61.9%	11,929

Total operating segment revenues	186,683	204,248	208,246	205,734	804,911	196,895	207,345	221,193	224,655	850,088	9.2%	18,921

Gross profit:

Marketing services	39,408	39,295	41,572	36,120	156,395	36,034	37,545	38,561	40,117	152,257	11.1%	3,997
Audience Solutions	35,605	41,425	39,215	42,141	158,386	36,824	39,170	45,265	46,457	167,716	10.2%	4,316
Connectivity	(3,527)	2,757	5,858	8,234	13,322	11,953	13,499	16,130	19,617	61,199	138.2%	11,383

Total operating segment gross profit	71,486	83,477	86,645	86,495	328,103	84,811	90,214	99,956	106,191	381,172	22.8%	19,696

Gross margin:

Marketing services	36.1%	34.9%	36.3%	32.9%	35.1%	33.4%	33.2%	33.3%	35.4%	33.9%
Audience Solutions	48.7%	53.1%	51.6%	54.9%	52.1%	53.7%	54.3%	58.8%	58.0%	56.3%
Connectivity	-81.4%	20.5%	32.7%	42.8%	24.2%	58.0%	60.7%	56.8%	62.9%	59.7%

Total operating segment gross margin	38.3%	40.9%	41.6%	42.0%	40.8%	43.1%	43.5%	45.2%	47.3%	44.8%

Income (loss) from continuing operations:

Marketing services	20,828	20,576	21,859	17,984	81,247	16,853	17,908	20,309	19,301	74,371	7.3%	1,317
Audience Solutions	24,190	31,375	28,919	30,594	115,078	24,087	25,190	30,723	29,598	109,598	-3.3%	(996)
Connectivity	(14,089)	(12,152)	(7,802)	(6,026)	(40,069)	(791)	(1,068)	(1,015)	(424)	(3,298)	93.0%	5,602

Total operating segment income from operations	30,929	39,799	42,976	42,552	156,256	40,149	42,030	50,017	48,475	180,671	13.9%	5,923

Margin:

Marketing services	19.1%	18.2%	19.1%	16.4%	18.2%	15.6%	15.9%	17.5%	17.0%	16.5%
Audience Solutions	33.1%	40.2%	38.1%	39.8%	37.9%	35.1%	34.9%	39.9%	36.9%	36.8%
Connectivity	-325.1%	-90.2%	-43.6%	-31.3%	-72.9%	-3.8%	-4.8%	-3.6%	-1.4%	-3.2%

Total operating segment operating margin	16.6%	19.5%	20.6%	20.7%	19.4%	20.4%	20.3%	22.6%	21.6%	21.3%

Some totals may not add due to rounding.

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in thousands
	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2016	2015	2016	2015

Net loss from continuing operations	(1,682)	(9,037)	(8,648)	(26,542)

Income taxes	(8,176)	(4,483)	(11,632)	(14,805)

Other expense	(2,094)	(2,655)	(7,217)	(8,663)

Loss from operations	(7,764)	(10,865)	(13,063)	(32,684)

Depreciation and amortization	22,242	25,760	85,463	80,447
Less:
Deferred interest amortization	306	248	1,206	1,009
Adjusted depreciation and amortization	21,936	25,512	84,257	79,438

EBITDA	14,172	14,647	71,194	46,754

Other adjustments:
Non-cash stock compensation (cost of revenue and operating expenses)	7,934	8,216	31,463	28,316
Impairment of goodwill and other	6,100	-	6,829	-
Restructuring charges and other adjustments (gains, losses, and other)	4,763	11,258	12,132	22,600
Separation and transformation costs (general and administrative)	4,686	5,023	20,826	31,269

Other adjustments	23,483	24,497	71,250	82,185

Adjusted EBITDA	37,655	39,144	142,444	128,939